Income Tax:	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Tax:

Note 10. Income Tax:

Income tax benefit for the years ended December 31, 2021 and 2020 differs from the amount that would result from applying Canadian tax rates to net income before taxes. These differences result from the items noted below:

	2021		2020
	Amount	%	Amount	%
Income tax benefit based on Canadian tax rates	$ 2,649,198	25	$ 3,151,661	25
Increase (decrease) due to:
Different tax rates on foreign subsidiaries	(658,471)	(6)	(382,207)	(3)
Non-deductible expenses	(419,589)	(4)	(155,633)	(1)
Change in valuation allowance and other	(1,571,138)	(15)	(1,524,461)	(12)
	$ 0	0	$ 1,089,360	9

The Company recorded an income tax benefit of $0 and $1.1 million for the years ended December 31, 2021 and 2020, respectively. The Company recorded a valuation allowance to reflect the estimated amount of the deferred tax assets which may not be realized, principally due to the uncertainty of utilization of net operating losses and other carry forwards prior to expiration. The valuation allowance for deferred tax assets may be reduced if our estimate of future taxable income changes. With respect to the prior year and as part of the US government response to the COVID-19 pandemic, the U.S. Congress passed the CARES act in late March 2020 which, among other things, allowed companies to carryback losses incurred in 2018, 2019 and 2020. The Company recorded an income tax benefit in 2020 to reflect the carryback of U.S. taxable losses incurred in 2020 and 2019 to offset taxable income in 2018.

The Company has an income tax receivable of $8.7 million related to the carryback of losses as noted above and prior year overpayments resulting from revisions to management's estimates of the timing and amount of deductions available to the Company's U.S. subsidiary associated with the write-off of certain subsidiaries primarily related to the Company's previous investment in the Brisas Project. The 2017 tax filing of the Company’s U.S. subsidiary is under examination by the Internal Revenue Service. Additionally, the Company’s 2018 Canadian tax return is under examination by the Canada Revenue Agency. Determining our tax liabilities requires the interpretation of complex tax regulations and significant judgment by management. There is no assurance that the tax examinations to which we are currently subject will result in favorable outcomes.

The components of the Canadian and U.S. deferred income tax assets and liabilities as of December 31, 2021 and 2020 were as follows:

	December 31,
	2021	2020
Deferred income tax assets
Net operating loss carry forwards	$40,045,479	$35,650,114
Property, Plant and Equipment	2,023,434	5,676,072
Other	1,537,637	1,638,122
Total deferred income tax asset	43,606,550	42,964,308
Valuation allowance	(43,557,562)	(42,958,243)
Deferred income tax assets net of valuation allowance	$48,988	$6,065

Deferred income tax liabilities
Other	(48,988)	(6,065)
Net deferred income tax asset	$-	$-

At December 31, 2021, we had the following U.S. and Canadian tax loss carry forwards stated in U.S. dollars.

	U.S.	Canadian	Expires
$		$ 2,045,340	2026
		3,795,885	2027
		14,468,183	2028
		13,711,604	2029
		16,939,924	2030
		18,968,793	2031
		5,503,651	2032
		8,001,176	2033
		9,270,575	2034
		13,233,063	2035
		15,732,719	2036
		11,864,629	2037
		1,135,412	2038
		2,959,210	2039
		4,398,737 16,040,571	2040 2041
	2,514,815		-
	$2,514,815	$ 158,069,472